United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 20, 2013

S&T Bancorp, Inc.

(Exact Name of Registrant as Specified in its Charter)

Pennsylvania	0-12508	25-1434426
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Philadelphia Street, Indiana, PA		15701
(Address of Principal Executive Offices)		Zip Code

Registrant’s telephone number, including area code (800) 325-2265

Former name or address, if changed since last report Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))P

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02—Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 20, 2013, consistent with S&T Bancorp, Inc.’s (the “Company”) mandatory retirement policy for directors, Alan Papernick retired from the Board of Directors.

On May 20, 2013, S&T Bancorp, Inc. announced that Charles G. Urtin has been named Chairman and that Christine J. Toretti has been named Vice Chairman of both the S&T Bancorp, Inc. and S&T Bank Boards of Directors. Both appointments were made at the May 20, 2013 Board of Directors meeting. A copy of the press release is attached hereto as Exhibit 99.1.

Item 5.07—Submission of Matters to a Vote of Security Holders

On May 20, 2013, S&T Bancorp, Inc. held its 2013 Annual Meeting of Shareholders (the “Annual Meeting”). A total of 29,729,548 shares of the Company’s common stock were entitled to vote as of March 22, 2013, the record date for the Annual Meeting. There were 24,047,674 shares present in person or by proxy at the Annual Meeting, at which the shareholders were asked to vote on three proposals. Set forth below are the matters acted upon by the shareholders at the Annual Meeting, and the final voting results of each such proposal.

Proposal No. 1—Election of Directors

The shareholders elected 14 directors to serve a one-year term until the next annual meeting of shareholders and until their respective successors are elected and qualified. The results of the vote were as follows:

	FOR	WITHHELD	BROKER NON-VOTES
Todd D. Brice	18,578,053	850,332	4,619,289
John J. Delaney	15,068,890	4,359,495	4,619,289
Michael J. Donnelly	15,181,710	4,246,675	4,619,289
William J. Gatti	17,807,730	1,620,655	4,619,289
Jeffrey D. Grube	18,672,841	755,544	4,619,289
Frank W. Jones	18,661,134	767,251	4,619,289
Joseph A. Kirk	18,593,600	834,785	4,619,289
David L. Krieger	17,996,155	1,432,230	4,619,289
James C. Miller	18,297,970	1,130,415	4,619,289
Fred J. Morelli, Jr.	18,705,124	723,261	4,619,289
Frank J. Palermo, Jr.	18,723,774	704,611	4,619,289
Charles A. Spadafora	15,054,839	4,373,546	4,619,289
Christine J. Toretti	15,649,946	3,778,439	4,619,289
Charles G. Urtin	18,641,684	786,701	4,619,289

Proposal No. 2—Ratification of the Selection of Independent Registered Public Accounting Firm for Fiscal Year 2013

The shareholders voted to ratify the selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year 2013. The results of the vote were as follows:

FOR	AGAINST	ABSTAIN
23,879,379	128,262	40,033

Proposal No. 3—Advisory Vote on S&T’s Executive Compensation

The shareholders voted to approve the non-binding, advisory proposal on the compensation of the Company’s executive officers. The results of the vote were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
18,214,730	1,024,586	189,069	4,619,289

Item 9.01. —Financial Statements and Exhibits

(d)	Exhibit.

99.1	Press Release.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned thereunto duly authorized.

S&T Bancorp, Inc.

/s/ Mark Kochvar
Mark Kochvar
May 22, 2013	Senior Executive Vice President, Chief Financial Officer